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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we consent to the incorporation by reference in the previously filed registration statement of IPC Holdings, Ltd. on Form S-8 (File No. 333-19149) of our reports dated February 3, 1997, included or incorporated by reference in this Annual Report on Form 10-K.

ARTHUR ANDERSEN & CO.
Hamilton, Bermuda
March 31, 1997